USAA EMERGING MARKETS FUND
                           October 1, 1997 PROSPECTUS
                          As Supplemented May 25, 1998


USAA EMERGING MARKETS FUND (the Fund) is one of eleven no-load mutual funds offered by USAA Investment Trust (the Trust). The Fund is managed by USAA Investment Management Company (the Manager).

                        WHAT IS THE INVESTMENT OBJECTIVE?
        The Fund's investment objective is capital appreciation. Page 8.

HOW DO YOU BUY?
     Fund shares are sold on a continuous basis at the net asset value per share without a sales charge. Make your initial investment directly with the Manager by mail, in person, or in certain instances, by telephone. Page 13.

HOW DO YOU SELL?
     You may redeem Fund shares by mail, telephone, fax, or telegraph on any day that the net asset value is calculated. Page 15.

     This Prospectus, which should be read and retained for future reference, provides information regarding the Trust and the Fund that you should know before investing.

     SHARES OF THE USAA EMERGING MARKETS FUND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, THE USAA FEDERAL SAVINGS BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. BECAUSE THIS FUND INVESTS IN FOREIGN SECURITIES, IT INVOLVES A HIGHER DEGREE OF RISK AND MAY NOT BE APPROPRIATE FOR SOME INVESTORS. SEE SPECIAL RISK CONSIDERATIONS, PAGE 11.

     If you would like more information about the Fund, you may call 1-800-531-8181 to request a free copy of the most recent financial report and/or the Fund's Statement of Additional Information (SAI), dated October 1, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into this Prospectus (meaning it is legally a part of the Prospectus).

--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS

                                                               Page
                                  SUMMARY DATA
Fees and Expenses.............................................   3
Financial Highlights..........................................   4
Performance Information.......................................   5

                               USING MUTUAL FUNDS
USAA Family of No-Load Mutual Funds...........................   6
Using Mutual Funds in an Investment Program...................   7

                        INVESTMENT PORTFOLIO INFORMATION
Investment Objective and Policies.............................   8

                             SHAREHOLDER INFORMATION
Purchase of Shares............................................  13
Redemption of Shares..........................................  15
Conditions of Purchase and Redemption.........................  16
Exchanges.....................................................  17
Other Services................................................  18
Share Price Calculation.......................................  19
Dividends, Distributions and Taxes............................  19
Management of the Trust.......................................  21
Description of Shares.........................................  22
Service Providers.............................................  23
Telephone Assistance Numbers..................................  23
Appendix A - Corporate Ratings................................  24
--------------------------------------------------------------------------------

                                FEES AND EXPENSES

The following summary,  which is based on actual expenses and average net assets
(ANA) of the Fund for the year ended May 31, 1997, is provided to assist you in understanding the expenses you will bear directly or indirectly as a Fund investor.

Shareholder Transaction Expenses
--------------------------------------------------------------------------------

Sales Load Imposed on Purchases..............................        None
Sales Load Imposed on Reinvested Dividends...................        None
Deferred Sales Load..........................................        None
Redemption Fee*..............................................        None
Exchange Fee.................................................        None

Annual Fund Operating Expenses (as a percentage of ANA)
--------------------------------------------------------------------------------

Management Fees..............................................       1.00%
12b-1 Fees...................................................       None
Other Expenses
   Transfer Agent Fees......................................     .39%
   Custodian Fees...........................................     .22%
   All Other Expenses.......................................     .20%
                                                                 ---
Total Other Expenses........................................         .81%
                                                                     ---
Total Fund Operating Expenses ..............................        1.81%
                                                                    ====
---------------------------
  * A shareholder who requests delivery of redemption proceeds by wire transfer will be subject to a $10 fee. See REDEMPTION OF SHARES - BANK WIRE.

Example of Effect of Fund Expenses
--------------------------------------------------------------------------------

You would pay the following expenses on a $1,000 investment in the Fund, assuming (1) 5% annual return and (2) redemption at the end of the periods shown.
                   1  year    -   $   18
                   3  years   -   $   57
                   5  years   -   $   98
                  10  years   -   $  213


THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                              FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout each of the periods in the three-year period ended May 31, 1997, have been audited by KPMG Peat Marwick LLP. This table should be read in conjunction with the Fund's financial statements for the year ended May 31, 1997, and the independent auditors' report thereon, that appear in the Fund's Annual Report. Further performance information is contained in the Annual Report and is available upon request without charge.
                                                          SEVEN-MONTH
                                                         PERIOD ENDED
                                  YEAR ENDED MAY 31,        MAY 31,
                                  1997         1996          1995*
                                  ----         ----          ----
Net asset value at
   beginning of period         $ 11.13      $  9.77       $ 10.00
Net investment income (loss)       .01         (.01)(b)       .03(b)
Net realized and
   unrealized gain (loss)          .89         1.60          (.26)
Distributions from net
   investment income                -          (.01)          -
Distributions of realized
   capital gains                  (.50)        (.22)          -
                               -------      -------       -------
Net asset value at
   end of period               $ 11.53      $ 11.13       $  9.77
                               =======      =======       =======
Total return (%)**                8.69        16.93         (2.30)
Net assets at end of
   period (000)                $95,644      $51,315       $22,914
Ratio of expenses to
   average net assets (%)         1.81         2.27          2.50(a)(c)
Ratio of net investment
   income (loss) to average
   net assets (%)                  .03         (.08)          .53(a)(c)
Portfolio turnover (%)           61.21        87.98         34.87
Average commission rate
   paid per share ***          $ .0041      $ .0012
---------------------
   *  Fund commenced operations November 7, 1994.
  ** Assumes reinvestment of all dividend income and capital gain distributions during the period.
 *** Calculated by aggregating all commissions paid on the purchase and sale of securities and dividing by the actual number of shares purchased or sold for which commissions were charged.
 (a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
 (b)  Calculated using weighted average shares.
 (c) The information contained in this table is based on actual expenses for the period, after giving effect to reimbursements of expenses by the Manager. Absent such reimbursements the Fund's ratios would have been:
                                                                   SEVEN-MONTH
                                                                   PERIOD ENDED
                                                                   MAY 31, 1995*
                                                                   ------------
       Ratio of expenses to average net assets (%)                    2.60(a)
       Ratio of net investment income to average net assets (%)        .43(a)

                             PERFORMANCE INFORMATION

Performance information should be considered in light of the Fund's investment objective and policies and market conditions during the time periods for which it is reported. Historical performance should not be considered as representative of the future performance of the Fund.
     The Trust may quote the Fund's total return in advertisements and reports to shareholders or prospective investors. The Fund's performance may also be compared to that of other mutual funds with a similar investment objective and to stock or relevant indexes that are referenced in APPENDIX B to the SAI. Standard total return results reported by the Fund do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $10 fee for a delivery of redemption proceeds by wire transfer.
     The Fund's average annual total return is computed by determining the average annual compounded rate of return for a specified period which, when applied to a hypothetical $1,000 investment in the Fund at the beginning of the period, would produce the redeemable value of that investment at the end of the period, assuming reinvestment of all dividends and distributions during the period.
     Further information concerning the Fund's total return is included in the SAI.

                       USAA FAMILY OF NO-LOAD MUTUAL FUNDS

The USAA Family of No-Load Mutual Funds includes a variety of Funds, each with different objectives and policies. In combination, these Funds are designed to provide investors with the opportunity to formulate their own investment program. You may exchange any shares you hold in any one USAA Fund for shares in any other USAA Fund. For more complete information about the Funds in the USAA Family of Funds, including charges and expenses, call the Manager for a Prospectus. Read it carefully before you invest or send money.

                              USAA INVESTMENT TRUST
                              Income Strategy Fund
                          Growth and Tax Strategy Fund
                             Balanced Strategy Fund
                            Cornerstone Strategy Fund
                              Growth Strategy Fund
                              Emerging Markets Fund
                                    Gold Fund
                               International Fund
                                World Growth Fund
                                   GNMA Trust
                           Treasury Money Market Trust

                             USAA MUTUAL FUND, INC.
                             Aggressive Growth Fund
                            Science & Technology Fund
                                   Growth Fund
                             First Start Growth Fund
                              S&P 500 Index Fund**
                              Growth & Income Fund
                                Income Stock Fund
                                   Income Fund
                              Short-Term Bond Fund
                                Money Market Fund

                           USAA TAX EXEMPT FUND, INC.
                                 Long-Term Fund
                             Intermediate-Term Fund
                                 Short-Term Fund
                          Tax Exempt Money Market Fund
                              California Bond Fund*
                          California Money Market Fund*
                               New York Bond Fund*
                           New York Money Market Fund*
                               Virginia Bond Fund*
                           Virginia Money Market Fund*

                            USAA STATE TAX-FREE TRUST
                          Florida Tax-Free Income Fund*
                       Florida Tax-Free Money Market Fund*
                           Texas Tax-Free Income Fund*
                        Texas Tax-Free Money Market Fund*

   *   Offered only to residents of these specific states.
  ** S&P is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

                   USING MUTUAL FUNDS IN AN INVESTMENT PROGRAM

I. THE IDEA BEHIND MUTUAL FUNDS
Mutual funds provide small investors some of the advantages enjoyed by wealthy investors. A relatively small investment can buy part of a widely diversified portfolio. That portfolio is managed by investment professionals, relieving the shareholder of the need to make individual stock or bond selections. The investor also enjoys conveniences, such as daily pricing, liquidity, and in the case of the USAA Family of Funds, no sales charge. The portfolio, because of its size, has lower transaction costs on its trades than most individuals would have. As a result each shareholder owns an investment that in earlier times would have been available only to very wealthy people.

II.  USING FUNDS IN AN INVESTMENT PROGRAM
In choosing a mutual fund as an investment vehicle, the shareholder is foregoing some investment decisions, but must still make others. The decisions foregone are those involved with choosing individual securities. The Fund Manager will perform that function. In addition, the Manager will arrange for the safekeeping of securities, auditing the annual financial statements, and daily valuation of the Fund, as well as other functions.

     The shareholder, however, retains at least part of the responsibility for an equally important decision. This decision involves determining a portfolio of mutual funds that balances the investor's investment goals with his or her tolerance for risk. It is likely that this decision may include the use of more than one fund of the USAA Family of Funds.

     For example, assume a shareholder wishes to diversify internationally. He or she could do this by adding positions in the Emerging Markets, Gold, International, or World Growth Funds to holdings in domestic funds. This would give the investor exposure to the opportunities of investment in many foreign countries and to currency changes. This is just one example of how an individual could combine funds to create a portfolio tailored to his or her own risk and reward goals.

III.  USAA'S FAMILY OF FUNDS
The Manager offers investors another alternative in its asset strategy funds, the Income Strategy, Growth and Tax Strategy, Balanced Strategy, Cornerstone Strategy, and Growth Strategy Funds. These unique mutual funds provide a professionally managed diversified investment portfolio within a mutual fund. These Funds are designed for the shareholder who prefers to delegate the asset allocation process to an investment manager. The Funds are structured to achieve diversification across a number of investment categories.

     Whether you prefer to create your own mix of mutual funds or use an asset strategy fund, the USAA Family of Funds provides a broad range of choices covering just about any investor's investment objectives. Our sales representatives stand ready to assist you with your choices and to help you craft a portfolio which meets your needs.

                        INVESTMENT OBJECTIVE AND POLICIES

INVESTMENT OBJECTIVE
The Fund's investment objective is capital appreciation.
     The investment objective of the Fund cannot be changed without shareholder approval. In view of the risks inherent in all investments in securities, there is no assurance that this objective will be achieved.
     The investment policies and techniques used to pursue the Fund's objective may be changed without shareholder approval, except as otherwise noted. Further information regarding the Fund's investment policies, restrictions and risks is provided in the SAI.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS
The Manager will pursue the objective by investing at least 65% of the Fund's total assets in common stocks, preferred stocks or securities which are convertible into or which carry the right to buy common stocks of emerging market companies. An issuer is deemed to be an emerging market company if:
(1) it is organized under the laws of an emerging market country (as defined below);
(2) the principal trading market for its stock is in an emerging market country; or
(3) at least 50% of its revenues or profits are derived from operations within an emerging market country or at least 50% of its assets are located within an emerging market country.

     Emerging market countries are defined for the purposes of this Prospectus as all countries of the world excluding the following, which are referred to as the developed countries:
ASIA:      Australia, Japan, New Zealand
AMERICAS:  Canada, the United States
EUROPE: Austria, Belgium, Denmark, Finland, France, Germany, Holland, Italy, Luxembourg, Norway, Spain, Sweden, Switzerland, the United Kingdom

     The economic and political systems of emerging market countries can be described as possessing two or more of the following attributes:
(1) The countries in which these stock markets are found have a less-developed economy than the developed countries.
(2) Economies of these countries are likely to be undergoing rapid growth or some major structural change, such as a change in economic systems, rapid development of an industrial or value-added economic sector, or attainment of significantly better terms of trade for primary goods, to name a few examples.
(3) Sustainable economic growth rates are higher, or potentially higher, than developed countries.
(4) Economies of these countries may be benefitting from the rapid growth of neighboring countries and/or may be significantly influenced by growth of demand in the developed markets.
(5) Personal income levels and consumption are generally lower than those in developed countries, but may be growing at a faster rate.
(6) The political system is likely to be or appear to be in greater flux than the above-mentioned developed countries.

     The countries in which the Fund expects to invest or may invest include, but are not limited to:

ASIA:               China, Hong Kong, India, Indonesia, Korea, Malaysia,
                    Pakistan, Philippines, Singapore, Taiwan, Thailand
AMERICAS:           Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru,
                    Venezuela
AFRICA/MIDDLE EAST: Egypt, Ghana, Israel, Morocco, South Africa, Turkey,
                    Zimbabwe
EUROPE/OTHER:       Czech Republic, Greece, Hungary, Poland, Portugal, Russia,
                    Slovakia

     The remainder of the Fund's assets may be invested in marketable debt securities having remaining maturities of less than one year issued or guaranteed as to both principal and interest by the U.S. Government or its agencies or instrumentalities and in repurchase agreements collateralized by such securities. The Fund may on a temporary defensive basis invest its assets without limitation in such securities. The Fund may also invest part of its cash position in short-term sovereign debt securities of emerging market countries for the purpose of obtaining a higher yield.
     In addition, the remainder may be invested in stocks of selected issuers which have favorable growth prospects, but may not be organized or otherwise situated in emerging markets. The Fund may also invest in public and private sector debt and fixed income instruments of emerging market issuers, including Brady Bonds of selected countries, which the Manager believes have the potential for significant capital appreciation (due, for example, to the Manager's assessment of prospects for the issuer or its domicile country), irrespective of any interest or dividend yields payable pursuant to such securities. These latter investments may be considered to be speculative in nature.
     There are no restrictions as to the type of businesses or operations of companies in which the Fund may invest except that the Fund may not invest 25% or more of its total assets in one industry. The Fund's investments will be diversified in four or more countries.
     The Manager believes that attractive investment opportunities exist in many emerging markets, and that while investing a person's assets solely in an emerging market fund may not be suitable, inclusion of an emerging market fund in a well-diversified portfolio may significantly enhance returns. The Fund combines the advantages of diversified investment in emerging markets with the convenience and liquidity of a mutual fund based in the United States. Risks are higher in these markets than developed international markets or the United States. For further discussion, see SPECIAL RISK CONSIDERATIONS.

FORWARD CURRENCY CONTRACTS - The Fund may hold securities denominated in foreign currencies. As a result, the value of the securities will be affected by changes in the exchange rate between the dollar and foreign currencies. In managing currency exposure, the Fund may enter into forward currency contracts. A forward currency contract involves an agreement to purchase or sell a specified currency at a specified future date or over a specified time period at a price set at the time of the contract.
     The Fund may enter into forward currency contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. Second, when management of the Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward contract to sell that currency. The Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.
     The use of forward currency contracts to protect the value of the Fund's assets against a decline in the value of a currency does not eliminate fluctuations in the value of the Fund's underlying security holdings. In addition, although the use of forward currency contracts can minimize the risk of loss due to a decline in value of the foreign currency, the use of such contracts will tend to limit any potential gain resulting from an increase in the relative value of the foreign currency to the U.S. dollar. Under certain circumstances, a fund that has entered into forward currency contracts to hedge its currency risks may be in a less favorable position than a fund that had not entered into such contracts. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain.

REPURCHASE AGREEMENTS - The Fund may invest in repurchase agreements which are collateralized by obligations backed by the full faith and credit of the U.S. Government or by its agencies or instrumentalities. A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell the security back to the seller (a commercial bank or recognized securities dealer) at an agreed upon price on an agreed upon date, usually not more than seven days from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. The obligation of the seller to pay the agreed upon price is in effect secured by the value of the underlying security. In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the amount of the repurchase obligation and will be held by the Fund's custodian until repurchased. If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.

WHEN-ISSUED SECURITIES - The Fund may invest in new issues of debt securities offered on a when-issued basis; that is, delivery and payment take place after the date of the commitment to purchase, normally within 45 days. Both price and interest rate are fixed at the time of commitment. The Fund does not earn interest on the securities until settlement, and the market value of the securities may fluctuate between purchase and settlement. Such securities can be sold before settlement date.
     Cash or high quality liquid debt securities equal to the amount of the when-issued commitments are segregated at the Fund's custodian bank. The segregated securities are valued at market, and daily adjustments are made to keep the value of the cash and segregated securities at least equal to the amount of such commitments by the Fund. On the settlement date, the Fund will meet its obligations from then available cash, sale of segregated securities, sale of other securities, or sale of the when-issued securities themselves.

BRADY BONDS AND EMERGING MARKET DEBT AND FIXED INCOME INSTRUMENTS - The Fund may invest in Brady Bonds and public and private sector debt and fixed income instruments of emerging market issuers. Brady Bonds are securities created through a restructuring plan introduced by former U.S. Treasury Secretary Nicholas Brady. The Brady Plan made provisions whereby existing commercial bank loans to both public and private entities in selected developing countries are exchanged for Brady Bonds. These bonds may be denominated in other currencies, but are usually denominated in U.S. dollars. Brady Bonds are actively traded in over-the-counter markets. As the markets for these securities are relatively new, however, and since they have from time to time been subject to disruption, the Manager will monitor, on a continuous basis, the liquidity of Brady Bonds held in the Fund's portfolio.

LIQUIDITY - The Fund may not invest more than 15% of the market value of its net assets in securities which are illiquid or not readily marketable. Rule 144A Securities may be determined to be liquid in accordance with guidelines established by the Board of Trustees.

INVESTMENT RESTRICTIONS
The following  restrictions may not be changed without shareholder approval:

(1)  The Fund may not invest 25% or more of its total assets in one industry.

(2) With respect to 75% of its assets, the Fund may not purchase securities of any issuer (except U.S. Government Securities, as such term is defined in the Investment Company Act of 1940, as amended (1940 Act)) if, as a result, the Fund would own more than 10% of the outstanding voting securities of such issuer or the Fund would have more than 5% of the value of its total assets invested in the securities of such issuer.

(3) The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings), nor will it purchase securities when its borrowings exceed 5% of its total assets.

SPECIAL RISK CONSIDERATIONS
The Fund will purchase securities of emerging market issuers in foreign or U.S. markets or it may purchase American Depositary Receipts (ADRs), Global
Depositary Receipts (GDRs), or similar forms of ownership interests in securities of foreign issuers deposited with a depositary.
     Investing in foreign securities presents certain risks not present in domestic investments. Such risks may include currency exchange rate fluctuations; foreign market illiquidity; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; and difficulties in obtaining judgments or effecting collections thereon. Brokerage commissions and custodial services may be more costly, and stock trade settlements may be more lengthy, more costly and more difficult than in domestic markets. Some investments may be subject to foreign withholding taxes which may reduce the effective rates of return. In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.
     A developing country can be considered to be a country which is in the initial stages of its industrialization cycle. Investing in emerging markets poses additional risks beyond those noted above. Economic structures are generally less diverse and mature than in the developed markets. Due to illiquidity and lack of hedging instruments, it is presently difficult or in some cases impossible to hedge the currency risk in many of the markets in which the Fund may invest.
     Political risk includes a greater potential for coup d'etats, insurrections and expropriation by governmental organizations. For example, the Fund may invest in Eastern Europe and former states of the Soviet Union (also known as the CIS or the Commonwealth of Independent States).

These countries were under communist systems which had nationalized private industry. There is no guarantee that nationalization may not occur again in this region or others in which the Fund invests, in which case the Fund may lose all or part of its investment in that country's issuers.
     Information which may impact the market value of securities of an emerging market issuer may not be available to the Manager on a timely basis. The Manager will endeavor to ascertain such information on as timely a basis as is practicable, however, any impact on the net asset value will be deemed to have occurred upon authentication by the Manager.

HIGH YIELD, HIGH RISK SECURITIES - All or a large portion of the Fund's investments in emerging market public and private sector debt and fixed income instruments may be either rated below investment grade, including securities having the lowest ratings, as determined by nationally recognized statistical rating organizations such as Moody's Investors Service, Inc. (Moody's) or Standard and Poor's Ratings Group (S&P), or unrated but judged by the Fund's Manager to be of comparable (i.e., below investment grade) quality ("high yield, high risk securities," commonly referred to as "junk bonds"). See APPENDIX A. Such securities are deemed to be predominantly speculative in terms of the issuer's capacity to make timely payments of interest and principal. Securities assigned the lowest credit quality ratings, or judged to be of comparable quality, are deemed to have extremely poor prospects of ever obtaining any real investment standing. Such securities may include those in default of the payment of interest or repayment of principal, or presenting an imminent risk of default with respect to such payments, at the time of their acquisition by the Fund. Once in default, issuers of such securities may fail to resume principal as well as interest payments, in which case the Fund may lose its entire investment. In light of these risks, the Fund will limit its investments in defaulted securities, at time of acquisition, to 10% of the value of its assets.
     These securities present unique risk exposures in that their market valuations are especially subject to adverse changes in general economic, political, or social conditions or in the industries within which their issuers operate; to adverse changes in the overall financial condition of their issuers; and to interest rate fluctuations. During, for example, periods of general economic downturns or rising interest rates, issuers of such securities may experience pronounced financial difficulties which could adversely affect their ability to make timely interest and principal payments. Such conditions would increase the possibility of their defaulting upon these securities with the Fund having no adequate means of effecting collection or other legal recourse. The Fund's ability to timely and accurately value, as well as dispose of, these securities may also be detrimentally affected by the entire absence, or periodic discontinuance, of liquid trading markets for such securities.

                               PURCHASE OF SHARES

OPENING AN ACCOUNT
You may open an account and make an investment by any of the following methods. A complete, signed application is required together with a check for each new account.

TAX ID NUMBER
We require that each shareholder named on the account provide the Trust with a social security number or tax identification number to avoid possible tax withholding requirements.

EFFECTIVE DATE
When you make a purchase, your purchase price will be the net asset value (NAV) per share next determined after the Fund receives your request in proper form. The NAV of the Fund is determined at the close of the regular trading session of the New York Stock Exchange (NYSE) each day the NYSE is open. If the Fund receives your request prior to that time, your purchase price will be the NAV per share determined for that day. If the Fund receives your request after the NAV per share is calculated, the purchase will be effective on the next business day.
     Because of the more lengthy clearing process and the need to convert foreign currency, a check drawn on a foreign bank will not be deemed received for the purchase of shares until such time as the check has cleared and the Manager has received good funds, which may take up to four to six weeks. Furthermore, a bank charge may be assessed in the clearing process, which will be deducted from the amount of the purchase. To avoid a delay in the effective date of your purchase, the Manager suggests that you convert your foreign check to U.S. dollars prior to investment in the Fund.

PURCHASE OF SHARES

MINIMUM INVESTMENTS

Initial Purchase:         $3,000 [$500 for Uniform Gifts/Transfers to Minors Act
                          (UGMA/UTMA) accounts and $250 for IRAs] or no initial investment if you elect to have monthly electronic investments of at least $50 each.

Additional Purchases:     $50

HOW TO PURCHASE:

MAIL          o To open an account, send your application and check to:
                     USAA Investment Management Company
                     9800 Fredericksburg Rd., San Antonio, TX  78288
              o To add to your account,  send your check and the "Invest by
                Mail" stub that accompanies your fund's transaction confirmation to the Transfer Agent:
                     USAA Shareholder Account Services
                     9800 Fredericksburg Rd., San Antonio, TX  78288

IN PERSON     o To open an account, bring your application and check to:
                     USAA Investment Management Company
                     USAA Federal Savings Bank
                     10750 Robert F. McDermott Freeway, San Antonio

AUTOMATICALLY o Additional purchases on a regular basis can be deducted from a
VIA             bank account, paycheck, income-producing investment or from a
ELECTRONIC      USAA money market account. Sign up for these services when
FUNDS           opening an account or call 1-800-531-8448 to add these
TRANSFER (EFT)  services.
              o Purchases through payroll deduction ($25 minimum each pay period with no initial investment)can be made by any employee of USAA or any of its affiliated companies.

BANK WIRE     o To add to an account, instruct your bank (which may charge a fee for the service) to wire the specified amount to the Fund as follows:
                     State Street Bank and Trust Company, Boston, MA 02101 ABA#011000028
                     Attn:  USAA Emerging Markets Fund
                     USAA AC-69384998
                     Shareholder(s) Name(s)_________________
                     Shareholder(s) Account Number___________________

PHONE         o If you have an existing USAA account and would like to open a
1-800-531-8448  new account or if you would like to exchange to another USAA fund, call for instructions. To open an account by phone, the new account must have the same registration as your existing account.
              o To add to an account, intermittent (as-needed) purchases can be deducted from your bank account through our Buy/Sell Service. Call for instructions.

                              REDEMPTION OF SHARES

You may redeem shares of the Fund by any of the following methods on any day the NAV per share is calculated. Redemptions will be effective on the day instructions are received in accordance with the requirements set forth below. However, if instructions are received after the NAV per share calculation, redemption will be effective on the next business day.

REDEMPTION PROCEEDS
Redemption proceeds are distributed within seven days after the effective date of redemption. Payment for redemption of shares purchased by check or electronic funds transfer will not be disbursed until the purchase check or electronic funds transfer has cleared, which could take up to 15 days from the purchase date. If you are considering redeeming shares soon after purchase, you should purchase by bank wire or certified check to avoid delay.
     In addition, the Trust may elect to suspend the redemption of shares or postpone the date of payment during any period that the NYSE is closed, or trading in the markets the Trust normally utilizes is restricted, or during any period that redemption is otherwise permitted to be suspended by the SEC.

HOW TO REDEEM:

WRITTEN,      o Send your written instructions to:
FAX, OR              USAA Shareholder Account Services
TELEGRAPH            9800 Fredericksburg Rd., San Antonio, TX 78288
              o Send a signed fax to 1-800-292-8177, or send a telegraph to
                USAA Shareholder Account Services.

     Written redemption requests must include the following: (1) a letter of instruction or stock assignment, and stock certificate (if issued), specifying the Fund and the number of shares or dollar amount to be redeemed; (2) signatures of all owners of the shares exactly as their names appear on the account; (3) other supporting legal documents, if required, as in the case of estates, trusts, guardianships, custodianships, partnerships, corporations, and pension and profit-sharing plans; and (4) method of payment.

PHONE         o Call toll free 1-800-531-8448, in San Antonio, 456-7202.

     Telephone redemption is automatically established when you complete your application. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; and if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. Information is obtained prior to any discussion regarding an account including:
(1) USAA number or account number, (2) the name(s) on the account registration, and (3) social security number or tax identification number for the account registration. In addition, all telephone communications with a shareholder are recorded, and confirmations of all account transactions are sent to the address of record.

     Redemption by telephone, fax, or telegraph is not available for shares represented by stock certificates.

METHODS OF PAYMENT:

BANK WIRE     o Allows redemptions to be sent directly to your bank account.

     Establish this service when you apply for your account, or later upon request. Please obtain precise wiring instructions from your financial institution. USAA Shareholder Account Services (Transfer Agent) deducts a wire fee from the account for the redemption by wire. The fee as of the date of this Prospectus is $10 ($25 for wires to a foreign bank) and is subject to change at any time. The fee is paid to State Street Bank and Trust Company and the Transfer Agent for their services in connection with the wire redemption. Your financial institution may also charge a fee for receiving funds by wire.

AUTOMATICALLY o Systematic (regular) or intermittent (as-needed) redemptions can
VIA EFT         be credited to your bank account.

     Establish any of our electronic investing services when you apply for your account, or later upon request.

CHECK         o A check payable to the registered shareholder(s) will be mailed
REDEMPTION      to the address of record.

     This check redemption privilege is automatically established when your application is completed and accepted. There is a 15-day waiting period before a check redemption can be processed following a telephone address change. Should you wish to redeem shares within the 15 days following a telephone address change, you may do so by providing written instructions by mail or facsimile.

                     CONDITIONS OF PURCHASE AND REDEMPTION

NONPAYMENT
If any order to purchase shares is cancelled due to nonpayment or if the Trust does not receive good funds either by check or electronic funds transfer, the Transfer Agent will treat the cancellation as a redemption of shares purchased, and you will be responsible for any resulting loss incurred by the Fund or the Manager. If you are a shareholder, the Transfer Agent can redeem shares from any of your account(s) as reimbursement for all losses. In addition, you may be prohibited or restricted from making future purchases in any of the USAA Family of Funds. A $15 fee is charged for all returned items, including checks and electronic funds transfers.

TRANSFER OF SHARES
You may transfer Fund shares to another person by sending written instructions to the Transfer Agent. The account must be clearly identified, and you must include the number of shares to be transferred, the signatures of all registered owners, and all stock certificates, if any, which are the subject of transfer. You also need to send written instructions signed by all registered owners and supporting documents to change an account registration due to events such as divorce, marriage, or death. If a new account needs to be established, you must complete and return an application to the Transfer Agent.

ACCOUNT BALANCE
Beginning in September 1998, and occurring each September thereafter, the Transfer Agent will assess a small balance account fee of $12 to each shareholder account with a balance, at the time of assessment, of less than $2,000. The fee will be used to reduce total transfer agency fees paid by the Fund to the Transfer Agent. Accounts exempt from the fee include: (1) any account regularly purchasing additional shares each month through an automatic investment plan; (2) any account registered under the Uniform Gifts/Transfers to Minors Act (UGMA or UTMA); (3) all (non-IRA) money market fund accounts; (4) any account whose registered owner has an aggregate balance of $50,000 or more invested in USAA mutual funds; and (5) all IRA accounts (for the first year the account is open).

TRUST RIGHTS
The Trust  reserves  the right to:
(1)  reject purchase or exchange orders when in the best interest of the Trust;
(2) limit or discontinue the offering of shares of any portfolio of the Trust without notice to the shareholders;
(3) require a signature guarantee for purchases, redemptions, or changes in account information in those instances where the appropriateness of a signature authorization is in question. The section ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES in the SAI contains information on acceptable guarantors;
(4) redeem an account with less than $900, subject to certain limitations described in ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES in the SAI.

                                   EXCHANGES

EXCHANGE PRIVILEGE
The Exchange Privilege is automatically established when you complete your application. You may exchange shares among Funds in the USAA Family of Funds, provided you do not hold these shares in stock certificate form and that the shares to be acquired are offered in your state of residence. Exchange redemptions and purchases will be processed simultaneously at the share prices next determined after the exchange order is received. For federal income tax purposes, an exchange between Funds is a taxable event. Accordingly, when exchanging shares, you may realize a capital gain or loss.
     The Fund has undertaken certain procedures regarding telephone transactions. SEE REDEMPTION OF SHARES - PHONE.

EXCHANGE LIMITATIONS, EXCESSIVE TRADING
To minimize Fund costs and to protect the Funds and their shareholders from unfair expense burdens, the Funds restrict excessive exchanges. Exchanges out of any Fund in the USAA Family of Funds are limited for each account to six per calendar year except that there is no limitation on exchanges out of the Tax Exempt Short-Term Fund, Short-Term Bond Fund, or any of the money market funds in the USAA Family of Funds.

                                 OTHER SERVICES

INVESTMENT PLANS

AUTOMATIC INVESTMENT PLANS - You may establish an automatic investment plan by completing the appropriate forms, if any. At the time you sign up for any of the following investment plans that utilize the electronic funds transfer service, you will choose the day of the month (the effective date) on which you would like to regularly purchase shares. When this day falls on a weekend or holiday, the electronic transfer will take place on the last business day before the effective date. Call the Manager to obtain instructions. More information about these preauthorized plans is contained in the SAI.

o INVESTART(R) - A no initial investment purchase plan. With this plan the regular minimum initial investment amount is waived if you make subsequent monthly additions of at least $50 through electronic funds transfer from a checking or savings account. The Manager may periodically offer programs that reduce the minimum amounts for monthly electronic investments.

o INVESTRONIC(R) - The regular purchase of additional shares through electronic funds transfer from a checking or savings account. You may invest as little as $50 per month.

o DIRECT PURCHASE SERVICE - The periodic purchase of shares through electronic funds transfer from an employer (including government allotments), an income-producing investment, or an account with a participating financial institution.

o AUTOMATIC PURCHASE PLAN - The periodic transfer of funds from a USAA money market fund to purchase shares in another non-money market USAA mutual fund.

o BUY/SELL SERVICE - The intermittent purchase or redemption of shares through electronic funds transfer to or from a checking or savings account.

o SYSTEMATIC WITHDRAWAL PLAN - The periodic redemption of shares from one of your accounts permitting you to receive a fixed amount of money monthly or quarterly.

o RETIREMENT PLANS - Plans are available for various forms of IRAs and for 403(b)(7) accounts. Federal taxes on current income may be deferred if an investor qualifies.

o DIRECTED DIVIDENDS - If you own shares in more than one of the Funds in the USAA Family of Funds, you may direct that dividends and/or capital gain distributions earned in one fund be used to purchase shares automatically in another fund.

SHAREHOLDER STATEMENTS AND REPORTS
You will receive a confirmation after each transaction in your account except:
(1) a payment you make under the InveStart(R), InvesTronic(R), Automatic Purchase Plan, or Direct Purchase Service investment plans; or
(2)  a redemption you make under the Systematic Withdrawal Plan.
     At the end of each quarter, you will receive a consolidated statement for all of your mutual fund accounts, regardless of account activity. The fourth quarter consolidated statement will reflect all account activity for the prior tax year. There will be a $10 fee charged for copies of historical statements for other than the prior tax year for any one account. You will receive the Fund's financial statements with a summary of its investments and performance at least semiannually.
     In an effort to reduce expenses and respond to shareholders' requests to reduce mail, the Trust intends to consolidate mailings of Annual and Semiannual Reports to households having multiple accounts with the same address of record. One copy of each report will be furnished to that address. You may request additional reports by notifying the Trust.

TELEPHONE ASSISTANCE
Call our telephone assistance numbers for specific forms, a copy of the SAI, the most recent Annual Report and/or Semiannual Report, or if you have any questions concerning any of the services offered.

                             SHARE PRICE CALCULATION

The price at which shares of the Fund are purchased and redeemed by shareholders is equal to the NAV per share determined on the effective date of the purchase or redemption.

WHEN
The NAV per share for the Fund is calculated at the close of the regular trading session of the NYSE, which is usually 4:00 p.m. Eastern time. You may buy and sell Fund shares at the NAV per share, without a sales charge.

HOW
The NAV per share is calculated by adding the value of all securities and other assets in the Fund, deducting liabilities, and dividing by the number of shares outstanding. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used.
     Over-the-counter securities are generally priced at the last sales price or, if not available, at the average of the bid and asked prices.
     Debt securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value. Other debt securities are valued each business day at their current market value as determined by a pricing service approved by the Board of Trustees. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value using methods determined by the Manager under the general supervision of the Board of Trustees.
     For additional information, see VALUATION OF SECURITIES in the SAI.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS
Net investment income will be distributed to shareholders annually. Net capital gains, if any, generally will be distributed at least annually. The Fund intends to make such additional distributions as may be necessary to avoid the imposition of any federal income or excise tax.
     All income dividends and capital gain distributions are automatically reinvested, unless the shareholder specifies otherwise. The share price will be the net asset value of the Fund shares computed on the ex-dividend date. Any income dividend or capital gain distributions paid by the Fund will reduce the NAV per share by the amount of the dividend or distribution. An investor should consider carefully the effects of purchasing shares of the Fund shortly before any dividend or distribution.

Although  in effect a return of  capital,  these  distributions  are  subject to taxes.
     Any dividend or distribution payment returned to the Manager as not deliverable will be invested in the shareholder's Fund account at the then-current NAV per share. If any check for the payment of dividends or distributions is not cashed within six months from the date on the check, it becomes void. The amount of the check will then be invested in the shareholder's Fund account at the then-current NAV per share.

FEDERAL TAXES
The following discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Note that the recently enacted Taxpayer Relief Act of 1997 and regulations that will likely be created to implement the Act may affect the status and treatment of certain distributions shareholders receive from the Fund. Shareholders are urged to consult their own tax advisers about the status of distributions from the Fund in their own states and localities.

FUND - The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By complying with the applicable provisions of the Code, the Fund will not be subject to federal income tax on its net investment income and net capital gains (capital gains in excess of capital losses) distributed to shareholders.

SHAREHOLDER - Dividends from taxable net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. It is not expected that the dividends of the Fund will qualify for the 70% corporate dividends received deduction.
     Distributions of net long-term capital gains are taxable as long-term capital gains whether received in cash or reinvested in additional shares, and regardless of the length of time the investor has held the shares of the Fund.
     Redemptions, including exchanges, are subject to income tax, based on the difference between the cost of shares when purchased and the price received upon redemption or exchange.

FOREIGN TAXES - The Fund may be subject to foreign withholding or other taxes. If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may file an election with the Internal Revenue Service (the Foreign Election) that would permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. If the Foreign Election is made, shareholders would include in their gross income both dividends received from the Fund and foreign income taxes paid by the Fund. Shareholders of the Fund would be entitled to treat the foreign income taxes withheld as a credit against their U.S. federal income taxes, subject to the limitations set forth in the Code with respect to the foreign tax credit generally. Alternatively, shareholders could, if to their advantage, treat the foreign income taxes withheld as an itemized deduction in computing taxable income rather than as a tax credit. Shareholders will not be entitled to a foreign tax credit for taxes paid to certain countries; however, if the Fund otherwise qualifies for the Foreign Election, a deduction for such taxes will be available to shareholders of the Fund. It is anticipated that the Fund will make the Foreign Election.

WITHHOLDING - The Fund is required by federal law to withhold and remit to the U.S. Treasury a portion of the income dividends and capital gain distributions and proceeds of redemptions paid to any non-corporate shareholder who fails to furnish the Fund with a correct tax identification number, who underreports dividend or interest income, or who fails to certify that he is not subject to withholding. To avoid this withholding requirement, you must certify on your application, or on a separate Form W-9 supplied by the Transfer Agent, that your tax identification number is correct and that you are not currently subject to backup withholding.

REPORTING - Information concerning the status of dividends and distributions for federal income tax purposes will be mailed to shareholders annually.

                             MANAGEMENT OF THE TRUST

The business affairs of the Trust are subject to the supervision of the Board of Trustees.
     The Manager, USAA Investment Management Company (IMCO), was organized in May 1970 and is an affiliate of United Services Automobile Association (USAA), a large diversified financial services institution. As of the date of this Prospectus, the Manager had approximately $36 billion in total assets under management. The Manager's mailing address is 9800 Fredericksburg Rd., San Antonio, TX 78288.
     Officers and employees of the Manager are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Joint Code of Ethics adopted by the Trust and the Manager. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with SEC rules and regulations.

ADVISORY AGREEMENT
The Manager serves as the manager and investment adviser of the Trust, providing services under an Advisory Agreement. Under the Advisory Agreement, the Manager is responsible for the management of the business affairs, investment portfolios, and placement of brokerage orders, subject to the authority of and supervision by the Board of Trustees.
     For its services under the Advisory Agreement, the Fund pays the Manager an annual fee which is computed as a percentage of the Fund's ANA, accrued daily and paid monthly. The Fund's management fees were computed and paid at one percent (1.00%) of ANA for the fiscal year ended May 31, 1997.

OPERATING EXPENSES
For the fiscal year ended May 31, 1997, the total operating expenses for the Fund as a percentage of the Fund's ANA equaled 1.81%.

PORTFOLIO TRANSACTIONS
Purchases and sales of equity securities for the Fund's portfolio may be accomplished through USAA Brokerage Services, a discount brokerage service of the Manager. The Board of Trustees has adopted procedures to ensure that any commissions paid to USAA Brokerage Services are reasonable and fair.

PORTFOLIO MANAGER
The following individual is primarily responsible for managing the Fund.
     W. Travis Selmier, II, Assistant Vice President of Equity Investments since September 1996, has managed the Fund since its inception in November 1994. Mr. Selmier has 10 years investment management experience and has worked for IMCO for six years. Mr. Selmier earned the Chartered Financial Analyst designation in 1990 and is a member of the Association for Investment Management and Research, San Antonio Financial Analysts Society, Inc. and the International Society of Financial Analysts. He holds an MBA from Indiana University, a Certificate of Proficiency from Sophia University Japanese Language Institute, Japan, and a BA from the University of California at Santa Barbara.

                              DESCRIPTION OF SHARES

MASTER TRUST AGREEMENT
The Trust is an open-end management investment company established as a business trust under the laws of the Commonwealth of Massachusetts pursuant to the First Amended and Restated Master Trust Agreement (Master Trust Agreement) dated June 2, 1995, as amended. The Trust is authorized to issue an unlimited number of shares of beneficial interest of separate portfolios, without par value. Eleven such portfolios have been established, one of which is described in this Prospectus. The Fund is classified as diversified. Under the Master Trust Agreement, the Trustees are authorized to create new portfolios in addition to those already existing without shareholder approval.
     Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Ordinarily, no shareholder meeting will be held unless required by the 1940 Act. The Trustees may fill vacancies on the Board or appoint new Trustees provided that immediately after such action at least two-thirds of the Trustees have been elected by shareholders. Shareholders are entitled to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset value of the shares. For matters affecting an individual portfolio, a separate vote of the shareholders of that portfolio is required. Shareholders holding an aggregate of at least 10% of the outstanding shares of the Trust may request a meeting of shareholders at any time for the purpose of voting to remove one or more of the Trustees, and the Trust will assist shareholders in communicating with other shareholders in connection with such a meeting.
     Under Massachusetts law, shareholders of any portfolio could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the possibility of a shareholder incurring financial loss on account of shareholder liability is remote.
     As of April 30, 1998, USAA and its affiliates owned approximately 81.8% of the Fund's shares and as such may be presumed to control the Fund. If USAA decides to redeem large amounts at any time, it intends to provide the Fund with adequate time to sell portfolio securities in an orderly manner to meet USAA redemptions.

                                SERVICE PROVIDERS

UNDERWRITER/           USAA Investment Management Company
DISTRIBUTOR            9800 Fredericksburg Rd., San Antonio, Texas  78288.

TRANSFER               USAA Shareholder Account Services
AGENT                  9800 Fredericksburg Rd., San Antonio, Texas  78288.

CUSTODIAN              State Street Bank and Trust Company
                       P.O. Box 1713, Boston, Massachusetts  02105.

LEGAL                  Goodwin, Procter & Hoar LLP
COUNSEL                Exchange Place, Boston, Massachusetts  02109.

INDEPENDENT            KPMG Peat Marwick LLP
AUDITORS               112 East Pecan, Suite 2400, San Antonio, Texas  78205.

--------------------------------------------------------------------------------

                              TELEPHONE ASSISTANCE

                         (Call toll free - Central Time)
                      Monday-Friday 8:00 a.m. to 8:00 p.m.
                        Saturday 8:30 a.m. to 5:00 p.m.

                    For further information on mutual funds:
                                 1-800-531-8181
                             In San Antonio 456-7211
                For account servicing, exchanges or redemptions:
                                 1-800-531-8448
                             In San Antonio 456-7202

                            RECORDED 24 HOUR SERVICE

                            MUTUAL FUND PRICE QUOTES
                                (From any phone)
                                 1-800-531-8066
                             In San Antonio 498-8066

                            MUTUAL FUND TOUCHLINE(R)
                          (From Touchtone phones only)
             For account balance, last transaction or fund prices:
                                 1-800-531-8777
                             In San Antonio 498-8777
--------------------------------------------------------------------------------

                         APPENDIX A - CORPORATE RATINGS

MOODY'S CORPORATE RATINGS

  Baa Bonds which are rated Baa are considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

S&P CORPORATE RATINGS

  BBB Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

  BB Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. This rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

  B Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. This rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

  CCC Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, these bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

  CC The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

  C The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. This rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI The rating CI is reserved for income bonds on which no interest is being paid.

  D Debt rated D is in payment default. This rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. This rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

        PLUS (+) OR MINUS (-): THE RATINGS FROM BBB TO CCC MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.


A description of ratings "A" or better assigned to debt obligations by Moody's and S&P is included in APPENDIX A of the SAI.